Exhibit 1.01 - Graham Holdings Company Conflict Minerals Report

1.	Introduction

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and rules promulgated thereunder by the Securities and Exchange Commission (“SEC”) impose certain reporting obligations on public companies that manufacture or contract to manufacture products containing columbite-tantalite (coltan), cassiterite, gold, wolframite, or their derivatives, tantalum, tin and tungsten (each a “Conflict Mineral” as that term is defined in paragraph (d)(3) of Item 1.01 of Form SD) that may have originated from the Democratic Republic of the Congo or an adjoining country, as defined by paragraph (d)(1) of Item 1.01 of Form SD (collectively, “Covered Countries”). We also refer to tin, tantalum, tungsten, and gold collectively as “3TG”. Under the SEC’s rules, if any Conflict Minerals are necessary to the functionality or production of a product manufactured by us or contracted by us to be manufactured and are required to be reported in the calendar year covered by this Form SD, we must conduct in good faith a reasonable country of origin inquiry regarding those Conflict Minerals that is reasonably designed to determine whether any Conflict Minerals (a) originated in the Covered Countries or (b) are from recycled or scrap sources, as defined by paragraph (d)(6) of Item 1.01 of Form SD.

2. Company and Products Overview

This Conflict Minerals Report (the “Report”) for the year ended December 31, 2017, is presented by Graham Holdings Company (the “Company”) to comply with Rule 13p-1 under the Securities Exchange Act of 1934 (the “Conflict Minerals Rule”). The Company is a diversified education and media company, whose principal operations include educational services, television broadcasting, and online, print and local TV news. The Company also owns a social marketing solutions company, health care providers and manufacturing companies, including Group Dekko Corporation (“Dekko”), Forney Corporation (“Forney”) and Joyce/Dayton Corp (“Joyce”). The Company has reviewed its operations to determine which parts of its business may be subject to the disclosure requirements of the Conflicts Minerals Rule. The Company did not include products that were not entered into the stream of commerce in the calendar year ended December 31, 2017, or products manufactured or contracted to be manufactured by entities acquired by the Company after April 2016. The Company acquired Forney from Kiddie Fire Protection, Inc., part of the UTC Climate Controls & Security Unit of United Technologies Corporation, on August 1, 2013. The Company acquired Joyce from a private equity firm on June 1, 2014. The Company acquired Dekko on November 13, 2015. Forney is a global supplier of products and systems that control and monitor combustion processes in electric utility and industrial applications. Joyce is a global supplier of screw jacks, linear actuators and lifting systems used in commercial and industrial applications. Dekko is an electrical solutions company that focuses on innovative power charging and data systems; industrial and commercial indoor lighting solutions; and the manufacture of electrical components and assemblies for medical equipment, transportation, industrial and appliance products. As used in this Report, the words “we” and “our” refer to the Company.

Dekko, Forney and Joyce manufacture products that contain small amounts of Conflict Minerals. Dekko’s products that contain gold and tin are Printed Circuit Boards (“PCBs”), wiring harnesses, solder and electronic connectors; Dekko’s products that contain tungsten are electrical components and lighting assemblies / lamps; Dekko’s products that contain tantalum are electrical assemblies with certain capacitors. Forney’s products that contain gold and tin are Printed Circuit Boards (“PCBs”) and connectors; Forney’s products that contain tantalum are capacitors; Forney’s products that contain tungsten are electrical materials such as resistors. Joyce’s products that contain gold and tin are electrical wiring, name plates, castings and covers; products that contain tantalum are screws and nuts. These products incorporate generic components obtained from other companies that contain tin, tantalum and gold. The Conflict Minerals in the generic components are necessary to the functionality of Dekko’s, Forney’s and Joyce’s products. These generic components are purchased from manufacturers and distributors. Dekko, Forney and Joyce do not purchase any Conflict Minerals directly from mines, smelters or refiners.

3. Supply Chain Overview

Because Dekko, Forney and Joyce do not purchase 3TG directly from any mine, refiner or smelter, they are in a “downstream” position in the supply chain, that is, downstream in the supply chain from smelters to refiners to retailers. As such, Dekko, Forney and Joyce rely on their direct suppliers and distributors to provide information on the origin of the 3TG contained in components supplied to them, including sources of 3TG that are supplied to them from lower tier suppliers.

3.1 Conflict Minerals Policy

Dekko, Forney and Joyce adopted the following Conflict Minerals Policy (the “Policy”) that is available on Forney’s website at http://forneycorp.com/conflict-minerals-policy and on Joyce’s website at http://joycedayton.com/about-us/certifications and on Dekko’s website at http://www.dekko.com/wp-content/uploads/2017/03/Dekko-Conflict-Minerals-Policy-Version-3.1.pdf.

Under the Dodd-Frank Act of 2010, public companies are required to disclose measures they have taken to identify the source of “conflict minerals” in the products they manufacture or contract to manufacture (the “Conflicts Minerals Rule”). These “conflict minerals” are the source of financing for armed conflicts in the Democratic Republic of the Congo (the “DRC”) and adjoining countries. The Conflict Minerals Rule is intended to reduce a significant source of funding for armed groups that are committing human rights abuses in the DRC and adjoining countries.

“Conflict minerals” are four specific minerals and their derivatives: columbite-tantalite (the metal ore from which tantalum is extracted), cassiterite (the metal ore from which tin is extracted), wolframite (the metal ore from which tungsten is extracted), and gold.

We are committed to the responsible sourcing of “conflict minerals” throughout our supply chain for products that we manufacture that contain these minerals. To that end, we are putting policies and systems in place to reduce the risk that the minerals used in any of our products originate from conflict mines in the DRC. We are committed to strengthening our efforts to ensure that we refrain from, directly or indirectly, taking or supporting any action that contributes to the financing of armed groups that are committing human rights abuses in the DRC and other covered countries.

We do not typically source conflict minerals directly from mines, smelters or refiners and therefore, in most cases, we are several levels removed from them. As a result, we rely on the cooperation of our suppliers in the implementation of this policy and in enabling us to meet our compliance obligations.

4. Reasonable Country of Origin Inquiry (“RCOI”)

4.1 Requests for Information and Survey Responses

Dekko, Forney and Joyce conducted reasonable country of origin inquiries that were reasonably designed to determine whether any 3TG necessary to the functionality or production of any of their products originated in the Covered Countries or are from recycled or scrap sources. Dekko, Forney and Joyce undertook an investigation of their suppliers of the generic components to determine the sources of the minerals incorporated into those components. Dekko identified one hundred and twenty-one suppliers of the generic components contained in its products, Forney identified ten suppliers of the generic components contained in its products and Joyce identified four suppliers of generic components contained in its products. All of these suppliers were sent a survey designed to identify the source of the minerals. The survey sent was the Electronic Industry Citizen Coalition “Conflict Mineral Reporting Template” developed by the Electronic Industry Citizen Coalition and the Global e-Sustainability Initiative the “Template”). The Template is designed to collect sourcing information on the Conflict Minerals used in Dekko's, Forney’s and Joyce’s products. The Template includes questions related to, among other items, the use of 3TG in the supplier’s products, the supplier’s due diligence efforts, the source and chain of custody of any 3TG in the supplier’s products, whether the 3TG included in the supplier’s products came from recycled or scrap sources, and whether the supplier has a policy on conflict-free sourcing. Dekko, Forney and Joyce also sought country of origin information directly by reviewing the policies and statements on the manufacturers’ websites addressing Conflict Minerals. Most of Dekko’s, Forney’s and Joyce’s suppliers are distributors rather than manufacturers of components supplied to them, and most of such suppliers were unable to provide smelter information because they were still engaged in their own efforts to obtain information from their suppliers. Dekko received responses from seventy-eight suppliers that stated they do not knowingly purchase raw materials from conflict sources. Dekko made a secondary attempt to conduct more due diligence by re-engaging with manufactures for components supplied by the distributors, an additional nineteen manufacturers, for information and clarification on their respective findings. From this secondary due diligence Dekko received responses from all nineteen manufacturers that stated they do not knowingly purchase raw materials from conflict sources. From these due diligence efforts Dekko’s suppliers provided information that included the names of three hundred and fifteen validated smelters and refiners. Forney received responses from six suppliers. Of the six, three suppliers stated they do not knowingly purchase raw materials from conflict sources. Forney will make further attempts to conduct more due diligence by re-engaging with all distributors that were sent surveys. Joyce received a response from one supplier that included the names of eleven smelters that have been identified as certified Conflict-Free. Nevertheless, while Dekko, Forney and Joyce have not determined that any of the Conflict Minerals in their generic components originated in the Covered Countries, they are unable to conclude that none of the Conflict Minerals contained in such generic components originated in the Covered Countries.

4.2 RCOI Conclusion

Based on our reasonable country of origin inquiry, we are unable to conclude that we have no reason to believe that none of the Conflict Minerals that are necessary to the functionality or production of our products originated in the Covered Countries and unable to conclude that they have not come from recycled or scrap sources because of the incomplete information received from our supply chain in response to our reasonable country of origin inquiry. As a result, we conducted due diligence on the source and chain of custody of those minerals.

5. Due Diligence Program

5.1 Design of Due Diligence; Conformity to a Recognized Due Diligence Framework

Our due diligence measures have been designed to conform to the framework in the Organization for Economic Co-operation and Development (OECD) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, third edition, April 2016 (OECD Guidance) and the related Supplements for gold, tin, tantalum and tungsten. This OECD framework (the

“Framework”) is the only due diligence framework recognized by the SEC to date. The Framework stresses five main areas of due diligence design detailed below in Sections 5.2 to 5.6.

5.2 Establish Strong Company Management Systems

Internal Team

Each of Dekko, Forney and Joyce established a management system for Conflict Minerals consisting of a cross-functional group to examine the potential use and source, if any, of Conflict Minerals in their products and to put measures in place to ensure compliance with the Conflict Minerals Rule. Each of these groups includes representatives from management, operations, supply chain management, finance and legal counsel.

Conflict Minerals Policy

As noted above, Dekko, Forney and Joyce adopted the Policy which is designed to communicate their commitment to responsible sourcing of Conflict Minerals throughout their supply chain for products that they manufacture. The Policy discusses the fact that they are putting policies and systems into place to reduce the risk that Conflict Minerals used in their products originate in the Covered Countries. The Policy informs suppliers that because they do not typically source Conflict Minerals directly from miners, smelters or refiners, they will rely on the cooperation of their suppliers in the implementation of their Policy and in enabling them to meet their compliance obligations. The Policy is published on each of their respective websites.

5.3 Identify and Assess Risk in the Supply Chain

As described above, Dekko, Forney and Joyce conduct a survey of all of their suppliers using the Template to obtain chain of custody declarations from their suppliers. The Template includes questions on the use and origin of Conflict Minerals in their components, supplier engagement with sub-tier suppliers and smelters and points of origin of the Conflict Minerals. To strengthen engagement with suppliers, they added a Conflict Minerals clause to their purchase orders in order to communicate the expectations and requirements regarding the sourcing and disclosure of Conflict Minerals.

5.4 Design and Implement a Strategy to Respond to Identified Risks

As discussed above, in most cases, suppliers were unable to specify smelters or refiners used for components supplied to Dekko, Forney and Joyce because most are distributors that are still working to obtain information from their own suppliers. For those suppliers that provided names of smelters/refiners, the supplier’s reported validation status was confirmed by comparing it to the information contained on the Conflict Free Sourcing Initiative (the “CFSI”) website. Dekko took further action to educate forty suppliers on proper use of the reporting template, clarification of information received and the intent of the Conflict Minerals Policy. Some smelters of high concern were identified, a majority of which originating from customer directed sources, and appropriate follow-up actions are under review and pending.

5.5 Carry out Independent Third Party Audit of Supply Chain Due Diligence at Identified Points in the Supply Chain

Dekko, Forney and Joyce do not have a direct relationship with smelters or refiners, nor do they perform direct audits of such entities in their supply chain.

5.6 Report on Supply Chain Due Diligence

Our Form SD and this Conflict Minerals Report are both available on our website at www.ghco.com. GHCO will file a Form SD with the Securities and Exchange Commission on an annual basis, pursuant to Rule 13p-1 of the Act.

6. Results of Due Diligence Review-Facilities Used to Process the Necessary Conflict Minerals

As discussed above, Dekko, Forney and Joyce solicited all of their suppliers to gather information by means of the Template regarding the sourcing of 3TG in the products supplied to them. A significant portion of the suppliers responded that they are still in the process of evaluating the source of 3TG in their own products. Based on the information provided by suppliers in the Templates, the smelters used to process necessary conflict minerals include those listed on the attached Schedule 1. With respect to those smelters that were identified by suppliers in their Template, the supplier’s reported validation status was confirmed by comparing it to the information contained on the CFSI website. Based on the information provided by suppliers and Dekko’s, Forney’s and Joyce’s own due diligence efforts, we do not have sufficient information to conclusively determine the identity of all of the smelters from which their suppliers source 3TG or the countries of origin of 3TG in the products supplied to us. As permitted by guidance from the SEC staff, we did not conduct an independent private sector audit of our supply chain due diligence but will do so in the future if, and to the extent, required by the SEC’s rules.

7. Steps to Mitigate Risk and Improve Due Diligence

The Company is working to strengthen its commitment to the responsible sourcing of conflict minerals. Dekko, Forney and Joyce will continue to include in new purchase orders or contracts, specific language that requires suppliers to cooperate with them by providing information about the supplier’s source of Conflict Minerals and smelters. In addition, they will continue working with suppliers to obtain 3TG sourcing information and will strengthen their procedures to engage with manufacturers and distributors to obtain accurate and complete information about their supply chains. Cooperation with respect to sourcing by suppliers will be a factor in allocating future purchases. Dekko, Forney and Joyce will work with suppliers as needed to better communicate the requirements of the Conflicts Mineral Rule.

Schedule 1
Facilities Used to Process Conflict Minerals

Metal	Whether Smelter in Covered Countries	RMAP Validation Status	Smelter ID (EICC/GeSI codes)	Smelter Name	Smelter Facility Location	Whether 3TG Mined in Covered Country, with Mine Location if known
Tin	No	RMAP	CID002180	Yunnan Tin Company Limited	China	Unknown
Tin	No	RMAP	CID001898	Thaisarco	Thailand	Unknown
Tin	No	RMAP	CID001337	Operaciones Metalurgical S.A.	Bolivia	Unknown
Tin	No	RMAP	CID001182	Minsur	Peru	Unknown
Tin	No	RMAP	CID001173	Mineração Taboca S.A.	Brazil	Unknown
Tin	No	RMAP	CID001105	Malaysia Smelting Corporation (MSC)	Malaysia	Unknown
Tin	No	RMAP	CID000315	CV United Smelting	Indonesia	Unknown
Tin	No	RMAP	CID001477	PT Timah (Persero) Tbk Kundur	Indonesia	Unknown
Tin	No	RMAP	CID001482	PT Timah (Persero) Tbk Mentok	Indonesia	Unknown
Tin	No	RMAP	CID000438	EM Vinto	Bolivia	Unknown
Tin	No	RMAP Conformant	CID000228	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	Unknown
Tin	No	RMAP Conformant also appears in submitted Smelter Lists as alias China Rare Metal Material Co., Ltd.	CID000244	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	Unknown
Tin	No	non RMAP	CID000278	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	Unknown
Tin	No	RMAP Conformant	CID000292	Alpha	UNITED STATES OF AMERICA	Unknown
Tin	No	RMAP Conformant	CID000306	CV Gita Pesona	INDONESIA	Unknown
Tin	No	RMAP Conformant	CID000309	PT Aries Kencana Sejahtera	INDONESIA	Unknown
Tin	No	RMAP Conformant	CID000313	CV Serumpun Sebalai	INDONESIA	Unknown
Tin	No	RMAP Conformant	CID000315	CV United Smelting	INDONESIA	Unknown
Tin	No	RMAP Conformant	CID000402	Dowa	JAPAN	Unknown
Tin	No	RMAP Conformant also appears in submitted Smelter Lists as alias Empresa Metalurgica Vinto	CID000438	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	Unknown
Tin	No	non RMAP	CID000448	Estanho de Rondonia S.A.	BRAZIL	Unknown
Tin	No	RMAP Conformant	CID000468	Fenix Metals	POLAND	Unknown
Tin	No	RMAP Conformant	CID000538	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	Unknown
Tin	No	also appears in submitted Smelter Lists as alias Yunnan Geiju Zili Metallurgy Co. Ltd.	CID000555	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	Unknown

Tin	No	RMAP Conformant	CID000760	Huichang Jinshunda Tin Co., Ltd.	CHINA	Unknown
Tin	No	RMAP Conformant	CID000942	Gejiu Kai Meng Industry and Trade LLC	CHINA	Unknown
Tin	No	RMAP Conformant also appears in submitted Smelter Lists as alias Liuzhhou China Tin	CID001070	China Tin Group Co., Ltd.	CHINA	Unknown
Tin	No	RMAP Conformant	CID001105	Malaysia Smelting Corporation (MSC)	MALAYSIA	Unknown
Tin	No	RMAP Conformant	CID001142	Metallic Resources, Inc.	UNITED STATES OF AMERICA	Unknown
Tin	No	RMAP Conformant	CID001173	Mineracao Taboca S.A.	BRAZIL	Unknown
Tin	No	RMAP Conformant	CID001182	Minsur	PERU	Unknown
Tin	No	RMAP Conformant	CID001191	Mitsubishi Materials Corporation	JAPAN	Unknown
Tin	No	RMAP Conformant alias CID000864 Jiangxi Nanshan	CID001231	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA	Unknown
Tin	No	RMAP Conformant	CID001314	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	Unknown
Tin	No	RMAP Conformant	CID001337	Operaciones Metalurgical S.A.	BOLIVIA (PLURINATIONAL STATE OF)	Unknown
Tin	No	RMAP Conformant	CID001399	PT Artha Cipta Langgeng	INDONESIA	Unknown
Tin	No	RMAP Conformant	CID001402	PT Babel Inti Perkasa	INDONESIA	Unknown
Tin	No	RMAP Conformant	CID001419	PT Bangka Tin Industry	INDONESIA	Unknown
Tin	No	RMAP Conformant	CID001421	PT Belitung Industri Sejahtera	INDONESIA	Unknown
Tin	No	RMAP Conformant	CID001428	PT Bukit Timah	INDONESIA	Unknown
Tin	No	RMAP Conformant	CID001434	PT DS Jaya Abadi	INDONESIA	Unknown
Tin	No	RMAP Conformant	CID001438	PT Eunindo Usaha Mandiri	INDONESIA	Unknown
Tin	No	RMAP Conformant	CID001448	PT Karimun Mining	INDONESIA	Unknown
Tin	No	RMAP Conformant	CID001453	PT Mitra Stania Prima	INDONESIA	Unknown
Tin	No	RMAP Conformant	CID001457	PT Panca Mega Persada	INDONESIA	Unknown
Tin	No	RMAP Conformant	CID001458	PT Prima Timah Utama	INDONESIA	Unknown
Tin	No	RMAP Conformant	CID001460	PT Refined Bangka Tin	INDONESIA	Unknown
Tin	No	RMAP Conformant	CID001463	PT Sariwiguna Binasentosa	INDONESIA	Unknown
Tin	No	RMAP Conformant	CID001468	PT Stanindo Inti Perkasa	INDONESIA	Unknown
Tin	No	RMAP Conformant	CID001471	PT Sumber Jaya Indah	INDONESIA	Unknown
Tin	No	RMAP Conformant	CID001477	PT Timah (Persero) Tbk Kundur	INDONESIA	Unknown

Tin	No	RMAP Conformant	CID001482	PT Timah (Persero) Tbk Mentok	INDONESIA	Unknown
Tin	No	RMAP Conformant	CID001490	PT Tinindo Inter Nusa	INDONESIA	Unknown
Tin	No	RMAP Conformant	CID001493	PT Tommy Utama	INDONESIA	Unknown
Tin	No	RMAP Conformant	CID001539	Rui Da Hung	TAIWAN, PROVINCE OF CHINA	Unknown
Tin	No	RMAP Conformant	CID001758	Soft Metais Ltda.	BRAZIL	Unknown
Tin	No	RMAP Conformant	CID001898	Thaisarco	THAILAND	Unknown
Tin	No	RMAP Conformant	CID001908	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	Unknown
Tin	No	RMAP Conformant	CID002036	White Solder Metalurgia e Mineracao Ltda.	BRAZIL	Unknown
Tin	No	RMAP Conformant	CID002158	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	Unknown
Tin	No	RMAP Conformant alias Yuntinic Resources	CID002180	Yunnan Tin Company Limited	CHINA	Unknown
Tin	No	RMAP Conformant	CID002455	CV Venus Inti Perkasa	INDONESIA	Unknown
Tin	No	RMAP Conformant	CID002468	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	Unknown
Tin	No	RMAP Conformant	CID002500	Melt Metais e Ligas S.A.	BRAZIL	Unknown
Tin	No	RMAP Conformant	CID002503	PT ATD Makmur Mandiri Jaya	INDONESIA	Unknown
Tin	No	RMAP Conformant	CID002517	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	Unknown
Tin	No	RMAP Conformant	CID002530	PT Inti Stania Prima	INDONESIA	Unknown
Tin	No	RMAP Conformant	CID002570	CV Ayi Jaya	INDONESIA	Unknown
Tin	No	RMAP Active	CID002572	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	Unknown
Tin	No	non RMAP	CID002573	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	Unknown
Tin	No	non RMAP	CID002574	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	Unknown
Tin	No	RMAP Conformant	CID002592	CV Dua Sekawan	INDONESIA	Unknown
Tin	No	RMAP Conformant	CID002593	CV Tiga Sekawan	INDONESIA	Unknown
Tin	No	non RMAP	CID002703	An Vinh Joint Stock Mineral Processing Company	VIET NAM	Unknown
Tin	No	RMAP Conformant	CID002706	Resind Industria e Comercio Ltda.	BRAZIL	Unknown
Tin	No	non RMAP	CID002756	Super Ligas	BRAZIL	Unknown
Tin	No	non RMAP	CID002757	PT O.M. Indonesia	INDONESIA	Unknown
Tin	No	RMAP Conformant Metallo-Chimique N.V. removed, replaced with facility level reporting, CID002773 & CID002774	CID002773	Metallo Belgium N.V.	BELGIUM	Unknown
Tin	No	RMAP Conformant alias Elmet S.L.U.	CID002774	Metallo Spain S.L.U.	SPAIN	Unknown

Tin	No	RMAP Conformant	CID002776	PT Bangka Prima Tin	INDONESIA	Unknown
Tin	No	RMAP Conformant	CID002816	PT Sukses Inti Makmur	INDONESIA	Unknown
Tin	No	RMAP Conformant	CID002829	PT Kijang Jaya Mandiri	INDONESIA	Unknown
Tin	No	RMAP Conformant	CID002835	PT Menara Cipta Mulia	INDONESIA	Unknown
Tin	No	non RMAP	CID002844	HuiChang Hill Tin Industry Co., Ltd.	CHINA	Unknown
Tin	No	RMAP Conformant	CID002848	Gejiu Fengming Metallurgy Chemical Plant	CHINA	Unknown
Tin	No	RMAP Conformant	CID002849	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA	Unknown
Tin	No	RMAP Active	CID002858	Modeltech Sdn Bhd	MALAYSIA	Unknown
Tin	No	RMAP Conformant	CID002859	Gejiu Jinye Mineral Company	CHINA	Unknown
Tin	No	RMAP Conformant	CID002870	PT Lautan Harmonis Sejahtera	INDONESIA	Unknown
Tin	No	RMAP Conformant	CID003116	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA	Unknown
Tin	No	RMAP Conformant	CID003205	PT Bangka Serumpun	INDONESIA	Unknown
Tantalum	No	RMAP Conformant	CID000092	Asaka Riken Co., Ltd.	JAPAN	Unknown
Tantalum	No	RMAP Conformant	CID000211	Changsha South Tantalum Niobium Co., Ltd.	CHINA	Unknown
Tantalum	No	RMAP Conformant	CID000291	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA	Unknown
Tantalum	No	non RMAP	CID000410	Duoluoshan	CHINA	Unknown
Tantalum	No	RMAP Conformant	CID000456	Exotech Inc.	UNITED STATES OF AMERICA	Unknown
Tantalum	No	RMAP Conformant	CID000460	F&X Electro-Materials Ltd.	CHINA	Unknown
Tantalum	No	RMAP Conformant	CID000616	Guangdong Zhiyuan New Material Co., Ltd.	CHINA	Unknown
Tantalum	No	RMAP Conformant	CID000914	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	Unknown
Tantalum	No	RMAP Conformant	CID000917	Jiujiang Nonferrous Metals Smelting Company Limited	CHINA	Unknown
Tantalum	No	non RMAP	CID000973	King-Tan Tantalum Industry Ltd.	CHINA	Unknown
Tantalum	No	RMAP Conformant	CID001076	LSM Brasil S.A.	BRAZIL	Unknown
Tantalum	No	RMAP Conformant	CID001163	Metallurgical Products India Pvt., Ltd.	INDIA	Unknown
Tantalum	No	RMAP Conformant	CID001175	Mineracao Taboca S.A.	BRAZIL	Unknown
Tantalum	No	RMAP Conformant	CID001192	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Unknown
Tantalum	No	RMAP Conformant	CID001200	NPM Silmet AS	ESTONIA	Unknown
Tantalum	No	RMAP Conformant	CID001277	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Unknown
Tantalum	No	non RMAP	CID001508	QuantumClean	UNITED STATES OF AMERICA	Unknown
Tantalum	No	non RMAP	CID001522	RFH Tantalum Smeltery Co., Ltd./Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA	Unknown
Tantalum	No	non RMAP	CID001769	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	Unknown
Tantalum	No	non RMAP	CID001869	Taki Chemical Co., Ltd.	JAPAN	Unknown

Tantalum	No	non RMAP	CID001891	Telex Metals	UNITED STATES OF AMERICA	Unknown
Tantalum	No	non RMAP	CID001969	Ulba Metallurgical Plant JSC	KAZAKHSTAN	Unknown
Tantalum	No	RMAP Conformant	CID002307	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA	Unknown
Tantalum	No	RMAP Conformant	CID002492	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	Unknown
Tantalum	No	RMAP Conformant	CID002504	D Block Metals, LLC	UNITED STATES OF AMERICA	Unknown
Tantalum	No	RMAP Conformant	CID002505	FIR Metals & Resource Ltd.	CHINA	Unknown
Tantalum	No	RMAP Conformant	CID002506	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	Unknown
Tantalum	No	RMAP Conformant	CID002508	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	Unknown
Tantalum	No	RMAP Conformant	CID002512	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	Unknown
Tantalum	No	RMAP Conformant	CID002539	KEMET Blue Metals	MEXICO	Unknown
Tantalum	No	RMAP Conformant	CID002544	H.C. Starck Co., Ltd.	THAILAND	Unknown
Tantalum	No	RMAP Conformant	CID002545	H.C. Starck Tantalum and Niobium GmbH	GERMANY	Unknown
Tantalum	No	RMAP Conformant	CID002547	H.C. Starck Hermsdorf GmbH	GERMANY	Unknown
Tantalum	No	RMAP Conformant	CID002548	H.C. Starck Inc.	UNITED STATES OF AMERICA	Unknown
Tantalum	No	RMAP Conformant	CID002549	H.C. Starck Ltd.	JAPAN	Unknown
Tantalum	No	RMAP Conformant	CID002550	H.C. Starck Smelting GmbH & Co. KG	GERMANY	Unknown
Tantalum	No	RMAP Conformant	CID002557	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA	Unknown
Tantalum	No	RMAP Conformant	CID002558	Global Advanced Metals Aizu	JAPAN	Unknown
Tantalum	No	RMAP Conformant	CID002568	KEMET Blue Powder	UNITED STATES OF AMERICA	Unknown
Tantalum	No	RMAP Conformant	CID002707	Resind Industria e Comercio Ltda.	BRAZIL	Unknown
Tantalum	No	RMAP Conformant	CID002842	Jiangxi Tuohong New Raw Material	CHINA	Unknown
Tantalum	No	RMAP Conformant	CID002847	Power Resources Ltd.	MACEDONIA, THE FORMER YUGOSLAV REPUBLIC OF	Unknown
Tungsten	No	RMAP Conformant	CID000004	A.L.M.T. TUNGSTEN Corp.	JAPAN	Unknown
Tungsten	No	RMAP Conformant	CID000105	Kennametal Huntsville	UNITED STATES OF AMERICA	Unknown
Tungsten	No	RMAP Conformant	CID000218	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	Unknown
Tungsten	No	RMAP Conformant	CID000258	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	Unknown
Tungsten	No	RMAP Conformant	CID000499	Fujian Jinxin Tungsten Co., Ltd.	CHINA	Unknown
Tungsten	No	RMAP Conformant	CID000568	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA	Unknown
Tungsten	No	RMAP Conformant	CID000766	Hunan Chenzhou Mining Co., Ltd.	CHINA	Unknown

Tungsten	No	RMAP Conformant	CID000769	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	Unknown
Tungsten	No	RMAP Conformant	CID000825	Japan New Metals Co., Ltd.	JAPAN	Unknown
Tungsten	No	RMAP Conformant	CID000875	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	Unknown
Tungsten	No	RMAP Conformant	CID000966	Kennametal Fallon	UNITED STATES OF AMERICA	Unknown
Tungsten	No	RMAP Conformant	CID001889	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM	Unknown
Tungsten	No	RMAP Conformant	CID002011	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM	Unknown
Tungsten	No	RMAP Conformant	CID002044	Wolfram Bergbau und Hutten AG	AUSTRIA	Unknown
Tungsten	No	RMAP Conformant	CID002082	Xiamen Tungsten Co., Ltd.	CHINA	Unknown
Tungsten	No	RMAP Conformant	CID002095	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	Unknown
Tungsten	No	non RMAP	CID002313	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	Unknown
Tungsten	No	RMAP Conformant	CID002315	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	Unknown
Tungsten	No	RMAP Conformant	CID002316	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	Unknown
Tungsten	No	RMAP Conformant	CID002317	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	Unknown
Tungsten	No	RMAP Conformant	CID002318	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	Unknown
Tungsten	No	RMAP Conformant	CID002319	Malipo Haiyu Tungsten Co., Ltd.	CHINA	Unknown
Tungsten	No	RMAP Conformant	CID002320	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	Unknown
Tungsten	No	RMAP Conformant	CID002321	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	Unknown
Tungsten	No	RMAP Conformant	CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	Unknown
Tungsten	No	RMAP Conformant	CID002502	Asia Tungsten Products Vietnam Ltd.	VIET NAM	Unknown
Tungsten	No	RMAP Conformant	CID002513	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	Unknown
Tungsten	No	RMAP Conformant	CID002535	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA	Unknown
Tungsten	No	non RMAP	CID002536	Ganzhou Yatai Tungsten Co., Ltd.	CHINA	Unknown
Tungsten	No	RMAP Conformant	CID002541	H.C. Starck Tungsten GmbH	GERMANY	Unknown
Tungsten	No	RMAP Conformant	CID002542	H.C. Starck Smelting GmbH & Co. KG	GERMANY	Unknown
Tungsten	No	RMAP Conformant	CID002543	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM	Unknown
Tungsten	No	RMAP Conformant	CID002551	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	Unknown
Tungsten	No	RMAP Conformant	CID002579	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA	Unknown
Tungsten	No	RMAP Conformant	CID002589	Niagara Refining LLC	UNITED STATES OF AMERICA	Unknown
Tungsten	No	non RMAP	CID002645	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA	Unknown
Tungsten	No	non RMAP	CID002647	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA	Unknown
Tungsten	No	RMAP Conformant	CID002649	Hydrometallurg, JSC	RUSSIAN FEDERATION	Unknown
Tungsten	No	RMAP Conformant	CID002724	Unecha Refractory metals plant	RUSSIAN FEDERATION	Unknown

Tungsten	No	RMAP Conformant	CID002815	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA	Unknown
Tungsten	No	RMAP Conformant	CID002827	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	Unknown
Tungsten	No	RMAP Conformant	CID002830	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	Unknown
Tungsten	No	RMAP Conformant	CID002833	ACL Metais Eireli	BRAZIL	Unknown
Tungsten	No	RMAP Conformant	CID002843	Woltech Korea Co., Ltd.	S. KOREA	Unknown
Tungsten	No	RMAP Conformant	CID002845	Moliren Ltd.	RUSSIAN FEDERATION	Unknown
Tungsten	No	non RMAP	CID003182	Hunan Litian Tungsten Industry Co., Ltd.	CHINA	Unknown
Gold	No	RMAP Conformant	CID000015	Advanced Chemical Company	UNITED STATES OF AMERICA	Unknown
Gold	No	RMAP Conformant	CID000019	Aida Chemical Industries Co., Ltd.	JAPAN	Unknown
Gold	No	RMAP Conformant	CID000035	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	Unknown
Gold	No	RMAP Conformant	CID000041	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	Unknown
Gold	No	RMAP Conformant	CID000058	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL	Unknown
Gold	No	RMAP Conformant	CID000077	Argor-Heraeus S.A.	SWITZERLAND	Unknown
Gold	No	RMAP Conformant	CID000082	Asahi Pretec Corp.	JAPAN	Unknown
Gold	No	RMAP Conformant	CID000090	Asaka Riken Co., Ltd.	JAPAN	Unknown
Gold	No	non RMAP	CID000103	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	Unknown
Gold	No	RMAP Conformant	CID000113	Aurubis AG	GERMANY	Unknown
Gold	No	RMAP Conformant	CID000128	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	Unknown
Gold	No	RMAP Conformant	CID000157	Boliden AB	SWEDEN	Unknown
Gold	No	RMAP Conformant	CID000176	C. Hafner GmbH + Co. KG	GERMANY	Unknown
Gold	No	non RMAP	CID000180	Caridad	MEXICO	Unknown
Gold	No	RMAP Conformant	CID000185	CCR Refinery - Glencore Canada Corporation	CANADA	Unknown
Gold	No	RMAP Conformant	CID000189	Cendres + Metaux S.A.	SWITZERLAND	Unknown
Gold	No	non RMAP	CID000197	Yunnan Copper Industry Co., Ltd.	CHINA	Unknown
Gold	No	RMAP Conformant	CID000233	Chimet S.p.A.	ITALY	Unknown
Gold	No	non RMAP	CID000264	Chugai Mining	JAPAN	Unknown
Gold	No	RMAP Conformant	CID000328	Daejin Indus Co., Ltd.	S. KOREA	Unknown
Gold	No	non RMAP	CID000343	Daye Non-Ferrous Metals Mining Ltd.	CHINA	Unknown
Gold	No	RMAP Conformant	CID000359	DSC (Do Sung Corporation)	S. KOREA	Unknown
Gold	No	RMAP Conformant	CID000362	DODUCO Contacts and Refining GmbH	GERMANY	Unknown
Gold	No	RMAP Conformant	CID000401	Dowa	JAPAN	Unknown
Gold	No	RMAP Conformant	CID000425	Eco-System Recycling Co., Ltd.	JAPAN	Unknown
Gold	No	RMAP Conformant	CID000493	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION	Unknown
Gold	No	non RMAP	CID000522	Refinery of Seemine Gold Co., Ltd.	CHINA	Unknown

Gold	No	non RMAP	CID000651	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	Unknown
Gold	No	non RMAP	CID000671	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	Unknown
Gold	No	RMAP Conformant	CID000689	HeeSung Metal Ltd.	S. KOREA	Unknown
Gold	No	RMAP Conformant	CID000694	Heimerle + Meule GmbH	GERMANY	Unknown
Gold	No	RMAP Conformant	CID000707	Heraeus Metals Hong Kong Ltd.	CHINA	Unknown
Gold	No	RMAP Conformant	CID000711	Heraeus Precious Metals GmbH & Co. KG	GERMANY	Unknown
Gold	No	non RMAP	CID000767	Hunan Chenzhou Mining Co., Ltd.	CHINA	Unknown
Gold	No	non RMAP	CID000778	HwaSeong CJ CO., LTD.	S. KOREA	Unknown
Gold	No	RMAP Conformant	CID000801	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	Unknown
Gold	No	RMAP Conformant	CID000807	Ishifuku Metal Industry Co., Ltd.	JAPAN	Unknown
Gold	No	RMAP Conformant	CID000814	Istanbul Gold Refinery	TURKEY	Unknown
Gold	No	RMAP Conformant	CID000823	Japan Mint	JAPAN	Unknown
Gold	No	RMAP Conformant	CID000855	Jiangxi Copper Co., Ltd.	CHINA	Unknown
Gold	No	RMAP Conformant also appears in submitted smelter lists as alias Johnson Matthey Inc	CID000920	Asahi Refining USA Inc.	UNITED STATES OF AMERICA	Unknown
Gold	No	RMAP Conformant	CID000924	Asahi Refining Canada Ltd.	CANADA	Unknown
Gold	No	RMAP Conformant	CID000927	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	Unknown
Gold	No	RMAP Conformant	CID000929	JSC Uralelectromed	RUSSIAN FEDERATION	Unknown
Gold	No	RMAP Conformant	CID000937	JX Nippon Mining & Metals Co., Ltd.	JAPAN	Unknown
Gold	No	non RMAP	CID000956	Kazakhmys Smelting LLC	KAZAKHSTAN	Unknown
Gold	No	RMAP Conformant	CID000957	Kazzinc	KAZAKHSTAN	Unknown
Gold	No	RMAP Conformant	CID000969	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA	Unknown
Gold	No	RMAP Conformant	CID000981	Kojima Chemicals Co., Ltd.	JAPAN	Unknown
Gold	No	RMAP Conformant	CID001029	Kyrgyzaltyn JSC	KYRGYZSTAN	Unknown
Gold	No	non RMAP	CID001032	L'azurde Company For Jewelry	SAUDI ARABIA	Unknown
Gold	No	non RMAP	CID001056	Lingbao Gold Co., Ltd.	CHINA	Unknown
Gold	No	non RMAP	CID001058	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	Unknown
Gold	No	RMAP Conformant	CID001093	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	Unknown
Gold	No	RMAP Conformant	CID001113	Materion	UNITED STATES OF AMERICA	Unknown
Gold	No	RMAP Conformant	CID001119	Matsuda Sangyo Co., Ltd.	JAPAN	Unknown
Gold	No	RMAP Conformant	CID001147	Metalor Technologies (Suzhou) Ltd.	CHINA	Unknown
Gold	No	RMAP Conformant	CID001149	Metalor Technologies (Hong Kong) Ltd.	CHINA	Unknown
Gold	No	RMAP Conformant	CID001152	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	Unknown

Gold	No	RMAP Conformant	CID001153	Metalor Technologies S.A.	SWITZERLAND	Unknown
Gold	No	RMAP Conformant	CID001157	Metalor USA Refining Corporation	UNITED STATES OF AMERICA	Unknown
Gold	No	RMAP Conformant	CID001161	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO	Unknown
Gold	No	RMAP Conformant	CID001188	Mitsubishi Materials Corporation	JAPAN	Unknown
Gold	No	RMAP Conformant	CID001193	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Unknown
Gold	No	RMAP Conformant	CID001204	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	Unknown
Gold	No	RMAP Conformant	CID001220	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY	Unknown
Gold	No	non RMAP	CID001236	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	Unknown
Gold	No	RMAP Conformant	CID001259	Nihon Material Co., Ltd.	JAPAN	Unknown
Gold	No	RMAP Conformant also appears in submitted smelter lists as alias Ohio Precious Metals LLC	CID001322	Elemetal Refining, LLC	UNITED STATES OF AMERICA	Unknown
Gold	No	RMAP Conformant	CID001325	Ohura Precious Metal Industry Co., Ltd.	JAPAN	Unknown
Gold	No	RMAP Conformant	CID001326	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	Unknown
Gold	No	RMAP Conformant	CID001352	PAMP S.A.	SWITZERLAND	Unknown
Gold	No	non RMAP	CID001362	Penglai Penggang Gold Industry Co., Ltd.	CHINA	Unknown
Gold	No	RMAP Conformant	CID001386	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	Unknown
Gold	No	RMAP Conformant	CID001397	PT Aneka Tambang (Persero) Tbk	INDONESIA	Unknown
Gold	No	RMAP Conformant	CID001498	PX Precinox S.A.	SWITZERLAND	Unknown
Gold	No	RMAP Conformant	CID001512	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	Unknown
Gold	No	RMAP Conformant	CID001534	Royal Canadian Mint	CANADA	Unknown
Gold	No	non RMAP	CID001546	Sabin Metal Corp.	UNITED STATES OF AMERICA	Unknown
Gold	No	RMAP Conformant	CID001555	Samduck Precious Metals	S. KOREA	Unknown
Gold	No	non RMAP	CID001562	Samwon Metals Corp.	S. KOREA	Unknown
Gold	No	RMAP Conformant	CID001573	Schone Edelmetaal B.V.	NETHERLANDS	Unknown
Gold	No	RMAP Conformant	CID001585	SEMPSA Joyeria Plateria S.A.	SPAIN	Unknown
Gold	No	non RMAP	CID001619	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	Unknown
Gold	No	RMAP Conformant	CID001622	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	Unknown
Gold	No	RMAP Conformant	CID001736	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	Unknown
Gold	No	non RMAP	CID001754	So Accurate Group, Inc.	UNITED STATES OF AMERICA	Unknown
Gold	No	RMAP Conformant	CID001756	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	Unknown
Gold	No	RMAP Conformant	CID001761	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	Unknown

Gold	No	RMAP Conformant	CID001798	Sumitomo Metal Mining Co., Ltd.	JAPAN	Unknown
Gold	No	RMAP Conformant	CID001875	Tanaka Kikinzoku Kogyo K.K.	JAPAN	Unknown
Gold	No	non RMAP	CID001909	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	Unknown
Gold	No	RMAP Conformant	CID001916	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	Unknown
Gold	No	RMAP Conformant	CID001938	Tokuriki Honten Co., Ltd.	JAPAN	Unknown
Gold	No	non RMAP	CID001947	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	Unknown
Gold	No	RMAP Conformant	CID001955	Torecom	S. KOREA	Unknown
Gold	No	RMAP Conformant	CID001977	Umicore Brasil Ltda.	BRAZIL	Unknown
Gold	No	RMAP Conformant	CID001980	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	Unknown
Gold	No	RMAP Conformant	CID001993	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	Unknown
Gold	No	RMAP Conformant	CID002003	Valcambi S.A.	SWITZERLAND	Unknown
Gold	No	RMAP Conformant	CID002030	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA	Unknown
Gold	No	RMAP Conformant	CID002100	Yamakin Co., Ltd.	JAPAN	Unknown
Gold	No	RMAP Conformant	CID002129	Yokohama Metal Co., Ltd.	JAPAN	Unknown
Gold	No	RMAP Conformant	CID002224	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Unknown
Gold	No	RMAP Conformant	CID002243	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA	Unknown
Gold	No	non RMAP	CID002282	Morris and Watson	NEW ZEALAND	Unknown
Gold	No	RMAP Active	CID002290	SAFINA A.S.	CZECH REPUBLIC	Unknown
Gold	No	non RMAP	CID002312	Guangdong Jinding Gold Limited	CHINA	Unknown
Gold	No	RMAP Conformant	CID002314	Umicore Precious Metals Thailand	THAILAND	Unknown
Gold	No	RMAP Conformant	CID002459	Geib Refining Corporation	UNITED STATES OF AMERICA	Unknown
Gold	No	RMAP Conformant	CID002509	MMTC-PAMP India Pvt., Ltd.	INDIA	Unknown
Gold	No	RMAP Conformant	CID002510	Republic Metals Corporation	UNITED STATES OF AMERICA	Unknown
Gold	No	RMAP Active	CID002511	KGHM Polska Miedz Spolka Akcyjna	POLAND	Unknown
Gold	No	non RMAP	CID002515	Fidelity Printers and Refiners Ltd.	ZIMBABWE	Unknown
Gold	No	RMAP Conformant	CID002516	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Unknown
Gold	No	RMAP Conformant	CID002560	Al Etihad Gold LLC	UNITED ARAB EMIRATES	Unknown
Gold	No	RMAP Conformant	CID002561	Emirates Gold DMCC	UNITED ARAB EMIRATES	Unknown
Gold	No	non RMAP	CID002563	Kaloti Precious Metals	UNITED ARAB EMIRATES	Unknown
Gold	No	non RMAP	CID002567	Sudan Gold Refinery	SUDAN	Unknown
Gold	No	RMAP Conformant	CID002580	T.C.A S.p.A	ITALY	Unknown

Gold	No	RMAP Active	CID002582	Remondis Argentia B.V.	NETHERLANDS	Unknown
Gold	No	non RMAP	CID002587	Tony Goetz NV	BELGIUM	Unknown
Gold	No	RMAP Conformant	CID002605	Korea Zinc Co., Ltd.	S. KOREA	Unknown
Gold	No	RMAP Conformant	CID002606	Marsam Metals	BRAZIL	Unknown
Gold	No	non RMAP	CID002615	TOO Tau-Ken-Altyn	KAZAKHSTAN	Unknown
Gold	No	non RMAP	CID002708	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA	Unknown
Gold	No	RMAP Conformant	CID002761	SAAMP	FRANCE	Unknown
Gold	No	RMAP Active	CID002762	L'Orfebre S.A.	ANDORRA	Unknown
Gold	No	RMAP Conformant	CID002765	Italpreziosi	ITALY	Unknown
Gold	No	RMAP Conformant	CID002777	SAXONIA Edelmetalle GmbH	GERMANY	Unknown
Gold	No	RMAP Conformant	CID002778	WIELAND Edelmetalle GmbH	GERMANY	Unknown
Gold	No	RMAP Conformant	CID002779	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	Unknown
Gold	No	RMAP Conformant	CID002850	AU Traders and Refiners	SOUTH AFRICA	Unknown
Gold	No	non RMAP	CID002852	GCC Gujrat Gold Centre Pvt. Ltd.	INDIA	Unknown
Gold	No	non RMAP	CID002853	Sai Refinery	INDIA	Unknown
Gold	Yes	non RMAP	CID002854	Universal Precious Metals Refining Zambia	ZAMBIA	Unknown
Gold	No	RMAP Active	CID002857	Modeltech Sdn Bhd	MALAYSIA	Unknown
Gold	No	RMAP Active	CID002863	Bangalore Refinery	INDIA	Unknown
Gold	No	non RMAP	CID002865	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION	Unknown
Gold	No	non RMAP	CID002866	Morris and Watson Gold Coast	AUSTRALIA	Unknown
Gold	No	non RMAP	CID002867	Degussa Sonne / Mond Goldhandel GmbH	GERMANY	Unknown
Gold	No	non RMAP	CID002872	Pease & Curren	UNITED STATES OF AMERICA	Unknown
Gold	No	RMAP Conformant	CID002918	SungEel HiMetal Co., Ltd.	S. KOREA	Unknown
Gold	No	RMAP Conformant	CID002919	Planta Recuperadora de Metales SpA	CHILE	Unknown
Gold	No	RMAP Conformant	CID002973	Safimet S.p.A	ITALY	Unknown
Gold	No	non RMAP	CID003153	State Research Institute Center for Physical Sciences and Technology	LITHUANIA	Unknown